                                                                    EXHIBIT 1.1


                                1,025,000 SHARES

                   PROVIDENCE AND WORCESTER RAILROAD COMPANY

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                                  March __, 1998



ADVEST, INC.
As Representative (the "Representative") of the several Underwriters named in Schedule I hereto
c/o Advest, Inc.
One Rockefeller Plaza, 20th Floor
New York, New York 10020

Ladies and Gentlemen:

          Providence and Worcester Railroad Company, a Rhode Island corporation (the "Company"), and a certain shareholder of the Company named in Schedule II hereto (the "Selling Shareholder"), propose to sell to the several Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 1,025,000 shares (the "Firm Stock") of the Company's Common Stock, par value $.50 per share (the "Common Stock"). Of the 1,025,000 shares of the Firm Stock, 1,000,000 are being sold by the Company and 25,000 by the Selling Shareholder.

          In addition, in order to cover over-allotments in the sale of the Firm Stock, Robert H. Eder, the principal shareholder of the Company (the "Principal Shareholder"), proposes to grant to the Underwriters an option to purchase up to an additional 153,750 shares of the Common Stock on the terms and for the purposes set forth in Section 3 (the "Option Stock"). The Firm Stock and the Option Stock, if purchased, are hereinafter referred to collectively as the "Stock." This is to confirm the agreement concerning the purchase of the Stock from the Company, the Selling Shareholder and the Principal Shareholder by the Underwriters.

          1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees to and with the Underwriters and the Selling Shareholder that:

               (a) A registration statement on Form S-1 and Amendment No. 1 with respect to the Stock has (i) been prepared by the Company in conformity with the requirements of the United States Securities Act of 1933 (the "Securities Act")
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          and the rules and regulations (the "Rule and Regulations") of the
          United States Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such registration statement and the amendment thereto have been delivered by the Company to you as the Representative of the Underwriters. As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Representative pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such registration statement, as amended at the Effective Time and thereafter amended by post-effective amendment, including all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in accordance with Section 6 hereof and deemed to be a part of the registration statement as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means such final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Rules and Regulations. To the Company's knowledge, the Commission has not issued any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus.

               (b) When any Preliminary Prospectus was filed with the Commission, it contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Securities Act and the Rules and Regulations.
          The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein or furnished by or on behalf of and relating to the Selling Shareholder or the Principal Shareholder specifically for use therein.

               (c) The Company and its subsidiary (as defined in Section 17) have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification except where the failure to so qualify would not have a material adverse effect on the consolidated financial position, shareholders' equity, results of operations, business or prospects of the Company and its subsidiary, taken as a whole, and have all power and authority, and all material licenses, permits, clearances, easements, certifications, registrations, approvals, consents and franchises, necessary to own or lease and operate their respective properties and assets and to conduct their businesses as described in the Registration Statement and Prospectus subject in each case to such qualifications as may be set forth in the Prospectus; and the sole subsidiary of the Company is not a "significant subsidiary," as such term is defined in Rule 405 of the Rules and Regulations.

               (d) The Company and its subsidiary have sufficient interest in their real and personal property to permit the operation of a freight railroad as described in the Prospectus.

               (e) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus, and none of such shares have been issued in violation of any preemptive rights; all of the issued shares of capital stock of the subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the subsidiary of the Company are outstanding.

               (f) The offers and sales of the outstanding shares of the Company's capital stock, whether described in the Registration Statement or otherwise, were made in conformity in all material respects with applicable federal and state securities laws.

               (g) The shares of the Stock have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and the issuance thereof will not be subject to any preemptive rights, rights of first refusal or similar rights; and the Stock will conform to the description thereof contained in the Prospectus.

               (h) The Company has reserved and kept available for the exercise of the Warrants (as defined in Section 3(c) hereof) such number of authorized but unissued shares of Common Stock as are sufficient to permit the exercise in full of the Warrants. The Warrant Shares (as defined in Section 3(c) hereof), when issued and sold pursuant to the Warrants, will be duly and validly issued, fully paid and nonassessable and none of them will be issued in violation of any preemptive or other similar right binding on the Company.

               (i) The Company has full power and authority to enter into, deliver and perform this Agreement and the Warrants (as defined in Section 3(c) hereof) and to issue and sell the Stock, the Warrants and the Warrant Shares (as defined in Section 3(c) hereof); and this Agreement and the Warrants have been duly authorized, executed and delivered by the Company.

               (j) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or its subsidiary is a party or by which the Company or its subsidiary is bound or to which any of the property or assets of the Company or its subsidiary is subject, nor will such actions result in any violation of the provisions of the charter or by-laws or similar governing instruments of the Company or its subsidiary or any statute or any order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or its subsidiary or any of their properties or assets; and except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and applicable state securities laws and the rules of the American Stock Exchange, Inc. (the "AMEX") and the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby.

               (k) The execution, delivery and performance of the Warrants (as defined in Section 3(c) hereof) by the Company and the consummation of the transactions contemplated thereby will not conflict with or result in a breach or violation of any

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          of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or its subsidiary is a party or by which the Company or its subsidiary is bound or to which any of the property or assets of the Company or its subsidiary is subject, nor will such actions result in any violation of the provisions of the charter or by-laws or similar governing instruments of the Company or its subsidiary or any statute or any order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or its subsidiary or any of their properties or assets; and except for the registration of the Warrants and the Warrant Shares (as defined in Section 3(c) hereof) under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act, and applicable state securities laws and the rules of the AMEX and the NASD, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of the Warrants by the Company and the consummation of the transactions contemplated thereby.

               (l) There are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived or satisfied) to require the Company to include such securities in the securities registered pursuant to the Registration Statement; and there are no options or warrants for the purchase of, other outstanding rights to purchase, agreements or obligations to issue or agreements or other rights to convert or exchange any obligation or security into, capital stock of the Company or securities convertible into or exchangeable for capital stock of the Company, except as described in the Prospectus.

               (m) Except as described in the Registration Statement, the Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

               (n) Neither the Company nor its subsidiary has sustained, since the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or its subsidiary (other than scheduled

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          principal payments) or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, business, prospects, obligations, financial position, shareholders' equity or results of operations of the Company and its subsidiary, otherwise than as set forth or contemplated in the Prospectus.

               (o) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included in the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved; the financial information included in the Prospectus under the caption "Prospectus Summary" and "Selected Financial Data" (including any as adjusted financial information) and "Management's Discussion and Analysis of Financial Condition and Results of Operations" accurately presents the information shown therein and has been prepared on a basis consistent with that of the audited financial statements of the Company included in the Registration Statement; and the other historical and pro forma, financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) are accurately presented and prepared on a basis consistent with the books and records of the Company.

               (p) Deloitte & Touche LLP, which have certified certain financial statements of the Company, whose report appears in the Prospectus and which have delivered the initial letter referred to in
          Section 9(g) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations.

               (q) All real property owned by the Company and its subsidiary is free and clear of all liens, encumbrances and defects, except such as are described in the Prospectus or such as do not materially affect the value of such property for railroad operations and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiary; all real property and buildings held under lease or trackage rights agreement by the Company and its subsidiary are held by them under valid, subsisting and enforceable leases or trackage rights agreements, as the case may be, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiary.

               (r) Except as described in the Prospectus, the Company and its subsidiary carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their

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          respective properties and as is customary for companies engaged in similar businesses in similar industries.

               (s) Except as described in the Prospectus, the Company and its subsidiary own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others.

               (t) There are no legal or governmental claims, actions or proceedings pending or, to the knowledge of the Company, threatened against the Company or its subsidiary to which the Company or its subsidiary is a party or of which any property or assets of the Company or its subsidiary is the subject that are required to be described in the Registration Statement or the Prospectus but are not described as required.

               (u) The statements in the Registration Statement and Prospectus, insofar as they are descriptions of or references to statutes, regulations, contracts, agreements or other documents, are accurate in all material respects and present or summarize fairly, in all material respects, the information required to be disclosed under the Securities Act or the Rules and Regulations, and there are no statutes, regulations, contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

               (v) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company on the other hand, which is required to be described in the Prospectus which is not so described.

               (w) No labor dispute or disturbance by the employees of the Company or its subsidiary exists or, to the knowledge of the Company, is imminent which might be expected to have a material adverse effect on the consolidated financial position, shareholders' equity, results of operations, business or prospects of the Company and its subsidiary, taken as a whole; and the Company has no knowledge of any existing or threatened labor disturbance by the employees of any of the principal suppliers, contractors or customers of the Company or its subsidiary that would materially adversely affect the consolidated financial position, shareholders'

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          equity, results of operations, business or prospects of the Company and its subsidiary, taken as a whole.

               (x) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

               (y) The Company and its subsidiary have filed all federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and have paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or its subsidiary which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or its subsidiary, might have) a material adverse effect on the consolidated financial position, shareholders' equity, results of operations, business or prospects of the Company and its subsidiary, taken as a whole.

               (z) Since the date as of which information is given in the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, the Company has not (i) issued or granted any securities (except pursuant to the exercise of warrants and options outstanding on the date of the Prospectus or pursuant to employee benefit plans described in the Prospectus), (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock (other than regular dividends declared on January 28, 1998).

               (aa) The Company and its subsidiary each (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets,
          (C) access to its assets is permitted only in accordance with management's

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          authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

               (bb) Neither the Company nor its subsidiary (i) is in violation of its charter or by-laws or similar governing instruments, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation, order, permit or court decree to which it or its property or assets may be subject, including with respect to any known release of hazardous wastes or other hazardous materials.

               (cc) Neither the Company nor its subsidiary, nor, to the Company's knowledge, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or its subsidiary, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

               (dd) Neither the Company nor its subsidiary is an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

               (ee) There are no engagements or arrangements between the Company and an investment bank or third party pursuant to which such investment bank or third party has been granted any rights to underwrite securities of the Company or would be entitled to receive a fee in the event of a private placement of securities, public offering of securities or merger or acquisition involving the Company, except for any rights to underwrite contemplated by this Agreement, any arrangements for which fees are reflected in Item 13 of Part II of the Registration Statement and any arrangement described in the Prospectus under the caption "Underwriting."

          2.A Representations, Warranties and Agreements of the Selling Shareholder. The Selling Shareholder represents, warrants and agrees to and with the Company, the Underwriters and the Principal Shareholder that:

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               (a)  The Selling Shareholder has, and immediately prior to the
          First Delivery Date (as defined in Section 5 hereof) the Selling Shareholder will have, good and valid title to the shares of Stock to be sold by the Selling Shareholder hereunder on such date, free and clear of all liens, encumbrances, equities or claims; and upon delivery of such shares and payment therefor pursuant hereto, good and valid title to such shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters.

               (b) The Selling Shareholder has full right, power and authority to enter into this Agreement and to sell, transfer and deliver the Stock to be sold by the Selling Shareholder hereunder, and this Agreement has been duly authorized, executed and delivered by the Selling Shareholder and constitutes the legal, valid and binding obligation of the Selling Shareholder enforceable in accordance with its terms; the execution, delivery and performance of this Agreement by the Selling Shareholder and the consummation by the Selling Shareholder of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the property or assets of the Selling Shareholder is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Selling Shareholder or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Shareholder or the property or assets of the Selling Shareholder; and, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act, applicable state securities laws and the rules of the AMEX or the NASD in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Selling Shareholder and the consummation by the Selling Shareholder of the transactions contemplated hereby.

               (c) The Registration Statement and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus, when they become effective or are filed with the Commission, as the case may be, do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact regarding the Selling Shareholder; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company or the Selling Shareholder through the Representative by or on behalf of any Underwriter specifically for inclusion therein.

               (d) The Selling Shareholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of the Stock.

          2.B Representations, Warranties and Agreements of the Principal Shareholder. The Principal Shareholder represents, warrants and agrees:

               (a) The Principal Shareholder has, and immediately prior to the Second Delivery Date (as defined in Section 5 hereof), the Principal Shareholder will have, good and valid title to the shares of the Option Stock to be sold by the Principal Shareholder hereunder on such date (if the Underwriters exercise the option granted under Section 3(b) hereof), free and clear of all liens, encumbrances, equities or claims; and upon delivery of such shares and payment therefor pursuant hereto, good and valid title to such shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters.

               (b) The Principal Shareholder has full right, power and authority to enter into this Agreement and to sell, transfer and deliver the Option Stock to be sold by the Principal Shareholder hereunder, and this Agreement has been duly executed and delivered by the Principal Shareholder.

               (c) The execution, delivery and performance of this Agreement by the Principal Shareholder and the consummation by the Principal Shareholder of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Principal Shareholder is a party or by which the Principal Shareholder is bound or to which any of the property or assets of the Principal

          Shareholder is subject, nor will such actions result in any violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Principal Shareholder or the property or assets of the Principal Shareholder; and, except for the registration of the Option Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act, applicable state securities laws and the rules of the AMEX or the NASD in connection with the purchase and distribution of the Option Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, by the Principal Shareholder and the consummation by the Principal Shareholder of the transactions contemplated hereby.

               (d) The Registration Statement and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus, when they become effective or are filed with the Commission, as the case may be, do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact regarding the Principal Shareholder or omit to state a material fact required to be stated therein or necessary to make the statements therein regarding the Principal Shareholder not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company or the Principal Shareholder through the Representative by or on behalf of any Underwriter specifically for inclusion therein or by or on behalf of and relating to the Selling Shareholder specifically for use therein.

               (e) The Principal Shareholder has examined the Registration Statement and the Prospectus (as amended or supplemented) and has no knowledge that the Registration Statement, as of the effective date, or the Prospectus (or any amendment or supplement thereto), as of the applicable filing date, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

               (f) The Principal Shareholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of the Stock.

          3. Purchase of the Stock and the Warrants by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement:

          (a) The Company agrees to sell 1,000,000 shares of the Firm Stock and the Selling Shareholder hereby agrees to sell the number of shares of the Firm Stock set opposite its name in Schedule II hereto to the several Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase the number of shares of the Firm Stock set opposite that Underwriter's name in
Schedule I hereto. Each Underwriter shall be obligated to purchase from the Company and from the Selling Shareholder that number of shares of the Firm Stock which represents the same proportion of the number of shares of the Firm Stock to be sold by the Company and by the Selling Shareholder as the number of shares of the Firm Stock set forth opposite the name of such Underwriter in Schedule I represents of the total number of shares of the Firm Stock to be purchased by all of the Underwriters pursuant to this Agreement. The respective purchase obligations of the Underwriters with respect to the Firm Stock shall be rounded among the Underwriters to avoid fractional shares, as the Representative may determine.

          (b) The Principal Shareholder grants to the Underwriters an option to purchase up to 153,750 shares of Option Stock. Such option is granted solely for the purpose of covering over-allotments in the sale of Firm Stock and is exercisable as provided in Section 5 hereof. Shares of Option Stock shall be purchased severally for the account of the Underwriters in proportion to the number of shares of Firm Stock set opposite the name of such Underwriters in
Schedule I hereto. The respective purchase obligations of each Underwriter with respect to the Option Stock shall be adjusted by the Representative so that no Underwriter shall be obligated to purchase Option Stock other than in 100 share amounts. The price of both the Firm Stock and any Option Stock shall be $_____ per share.

          (c) On the First Delivery Date (as hereinafter defined), the Company agrees to sell to Advest, Inc. (for its own account and not as Representative of the several Underwriters) and Schneider Securities, Inc., for an aggregate price of $100.00, warrants (the "Warrants") to purchase up to 100,000 shares of the Common Stock (i.e., 10% of the number of shares of Firm Stock sold by the
              ----
Company) (the "Warrant Shares") at an exercise price per Warrant Share equal to 155% of the public offering price listed on the cover page of the Prospectus. The Warrants will be exercisable at any time during a period of four (4) years commencing on the first anniversary of the effective date of the Registration Statement up to the fifth anniversary thereof. The Warrants will be restricted from sale, transfer, assignment or hypothecation for a period of one year from the effective date of the Registration Statement, except to members of the selling group and their respective officers and partners. Each Warrant shall be substantially identical to the form of Warrant filed as an exhibit to the Registration Statement.

          4. Offering of Stock by the Underwriters. Upon authorization by the Representative of the release of the Firm Stock, the several Underwriters propose to offer the Firm Stock for sale upon the terms and conditions set forth in the Prospectus.

          5. Delivery of and Payment for the Stock. Delivery of and payment for the Firm Stock shall be made at the office of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, NY 10178, at 10:00 A.M., New York City time, on the [third] [fourth] full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representative and the Company, except that physical delivery of such certificates shall be made at the office of the Depository Trust Company, 55 North Water Street, New York, New York 10041. This date and time are sometimes referred to as the "First Delivery Date." On the First Delivery Date, the Company and the Selling Shareholder shall deliver or cause to be delivered certificates representing the Firm Stock to the Representative for the account of each Underwriter against payment to the Company and the Selling Shareholder of the purchase price by wire transfer of immediately available funds to such accounts as the Company and the Selling Shareholder, as the case may be, shall designate in writing, at least 48 hours in advance of such Delivery Date. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Firm Stock shall be registered in such names and in such denominations as the Representative shall request in writing not less than two full business days prior to the First Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Firm Stock, the Company and the Selling Shareholder shall make the certificates representing the Firm Stock available for inspection by the Representative at the office of the Depository Trust Company, 55 North Water Street, New York, New York 10041 (or at such other location specified by you in writing at least 48 hours prior to such Delivery Date), not later than 2:00 P.M., New York City time, on the business day prior to the First Delivery Date.

          At any time on or before the thirtieth day after the date of this Agreement (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the AMEX is open for trading) the option granted in Section 3 may be exercised by written notice being given to the Principal Shareholder by the Representative. Such notice shall set forth the aggregate number of shares of Option Stock as to which the option is being exercised, the names in which the shares of Option Stock are to be registered, the denominations in which the shares of Option Stock are to be issued and the date and time, as determined by the Representative, when the shares of Option Stock are to be delivered; provided, however, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. In the event the Underwriters elect to purchase all or a portion of the Option Stock, the Company and the Principal Shareholder agree to furnish or cause to be furnished to the Underwriters all of the certificates, letters and opinions, and to satisfy all of the other conditions set forth in Section 9 hereof (excluding paragraphs (e) and (k) thereof) at each Delivery Date (as hereinafter defined). (The date and time the shares of Option Stock are delivered are sometimes referred to as the "Second Delivery Date" and the First Delivery Date and the Second Delivery Date are sometimes each referred to as a "Delivery Date.")

          Delivery of and payment for the Option Stock shall be made at the place specified in the first sentence of the first paragraph of this Section 5 (or at such other place as shall be determined by agreement between the Representative and the Principal Shareholder) at 10:00 A.M., New York City time, on the Second Delivery
Date. On the Second Delivery Date, the Principal Shareholder shall deliver or cause to be delivered the certificates representing the Option Stock to the Representative for the account of each Underwriter against payment to the Principal Shareholder of the purchase price by wire transfer of immediately available funds to such account as the Principal Shareholder shall designate in writing at least 48 hours in advance of such Delivery Date. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Option Stock shall be registered in such names and in such denominations as the Representative shall request in the aforesaid written notice. For the purpose of expediting the checking and packaging of the certificates for the Option Stock, the Principal Shareholder shall make the certificates representing the Option Stock available for inspection by the Representative at the office of the Depository Trust Company, 55 North Water Street, New York, New York 10041 (or at such other location specified by you in writing at least 48 hours prior to such Delivery Date), not later than 2:00 P.M., New York City time, on the business day prior to the Second Delivery Date.

          6.  Further Agreements of the Company.  The Company agrees:

               (a) To prepare the Prospectus in a form approved by the Representative and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; to advise the Representative, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended or supplemented Prospectus has been filed and to furnish the Representative with copies thereof; to advise the Representative, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

               (b) To furnish promptly to the Representative and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

               (c) To deliver promptly to the Representative such number of the following documents as the Representative shall reasonably request:
          (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement) and (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus and, if the delivery of a Prospectus is required at any time after the Effective Time in connection with the offering or sale of the Stock or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Representative and, upon its request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representative may from time to time reasonably request of an amended or supplemented Prospectus that will correct such statement or omission or effect such compliance;

               (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Representative, be required by the Securities Act or requested by the Commission;

               (e) Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Representative and counsel for the Underwriters and obtain the consent of the Representative to the filing;

               (f) As soon as practicable after the Effective Date, to make generally available to the Company's security holders and to deliver to the Representative an earnings statement of the Company and its subsidiary (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

               (g) For a period of five years following the Effective Date, to furnish to the Representative copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which the Common Stock may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

               (h) Promptly from time to time to take such action as the Representative may reasonably request to qualify the Stock for offering and sale under the securities laws of such jurisdictions as the Representative may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Stock; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

               (i) For a period of 180 days from the date of the Prospectus, not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise transfer or dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the Stock and shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants, rights or agreements), or sell or grant options, rights or warrants with respect to any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the grant of options or issuance of Common Stock pursuant to option, stock purchase and employee benefit plans existing on the date hereof), or (2) enter into any swap or other derivatives transaction or agreement that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, in each case without the prior written consent of Advest, Inc.; and to cause each officer and director, the Selling Shareholder and any other shareholder of the Company who beneficially owns (as such term is defined in Rule 13d-1 under the Exchange Act) 5% or more of the Common Stock to furnish to the Representative prior to the First Delivery Date, a letter or letters, in form and substance satisfactory to counsel for the Underwriters, pursuant to which each such person shall agree to the following: For a period of 180 days (90 days, in the case of the Selling Shareholder) from the date of the Prospectus (the "Lock-Up Period") (A) (i) not to sell, offer to sell, solicit an offer to buy, contract to sell, encumber, distribute, pledge, grant any option for the sale of, or otherwise transfer or dispose of, directly or indirectly, in one or a series of transactions, any shares of Common Stock or any options or warrants to purchase any shares of Common Stock without the prior written consent of Advest, Inc.; (ii) not to announce or disclose any intention to do anything after the expiration of the Lock-Up Period which the person is prohibited, as provided in
          (i), from doing
          during the Lock-Up Period; and (iii) to waive during the Lock-up Period any right it may have to cause the Company to register pursuant to the Securities Act shares of Common Stock and agree not to exercise any registration rights during such Lock-up Period; and (B) not to engage in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a disposition of any shares of Common Stock or any options or warrants to purchase any shares of Common Stock during the Lock-Up Period even if such shares would be disposed of by someone other than the person;

               (j) To apply the net proceeds from the sale of the Stock being sold by the Company as set forth in the Prospectus;

               (k) Prior to the Effective Date, to apply for the listing of the Stock on the AMEX and to use its best efforts to complete that listing, subject only to official notice of issuance, prior to the First Delivery Date;

               (l) To take such steps as shall be necessary to ensure that neither the Company nor its subsidiary shall become an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder;

               (m) Prior to the termination of the underwriting syndicate contemplated by this Agreement, neither the Company nor any of its officers, directors or affiliates will (i) take, directly or indirectly, any action designed to cause or to result in, or that might reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company or (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of, the Stock;

               (n) To pay Advest, Inc. and Schneider Securities, Inc. a non-accountable expense allowance equal to 2.0% of the aggregate public offering price of the shares of the Stock sold by the Company to the Underwriters hereunder, less $25,000 previously paid to Schneider Securities, Inc. and $25,000 previously paid to Advest, Inc. upon the initial filing of the Registration Statement; and

               (o) For a period of three (3) years from the date of the Prospectus, Advest, Inc. shall have the right of first refusal to provide investment banking services ("Investment Banking Services"), including with respect to financings, mergers and acquisitions, financial advisory and fairness opinions, to the Company. Specifically excluded from Advest, Inc.'s right of first refusal are public or private offerings of the Company's shares in exchange for properties, assets or stock of other individuals or corporations. The Company agrees to consult with Advest, Inc. with regard to any such Investment Banking Services prior to consulting any other prospective investment banker(s) and will offer Advest, Inc. the opportunity to provide any such Investment Banking Services on terms not less favorable to the Company than it can secure elsewhere. Advest, Inc. shall have thirty
          (30) days in which to accept such offer. However, the Company shall not be required to consult with Advest, Inc. concerning any borrowings from banks and institutional lenders or concerning financing under any equipment leasing or similar arrangements.

          7. A. Further Agreement of the Selling Shareholder. The Selling Shareholder agrees:

               (a) For a period of 90 days from the date of the Prospectus, not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise transfer or dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the Stock) or (2) enter into any swap or other derivatives transaction or agreement that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, in each case without the prior written consent of Advest, Inc.

               (b) That the Stock to be sold by the Selling Shareholder hereunder is subject to the interest of the Underwriters and that the obligations of the Selling Shareholder hereunder shall not be terminated by any act of the Selling Shareholder, by operation of law, or, in the case of a trust, by the death or incapacity of any executor or trustee or the termination of such trust, or the occurrence of any other event.

               (c) To deliver to the Representative prior to the First Delivery Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Shareholder is a non-United States person) or Form W-9 (if the Selling Shareholder is a United States person.)

          7.B. Further Agreements of the Principal Shareholder. The Principal Shareholder agrees to deliver to the Representative prior to the Second Delivery Date a properly completed and executed United States Treasury Department Form W-9.

          8. Expenses. The Company will pay all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including, without limitation, all costs and expenses incident to (i) the preparation, printing and delivery expenses (including postage, air freight charges and charges for counting and packaging) associated with the Registration Statement, the Preliminary Prospectus and the Prospectus and any amendments or supplements thereto, this Agreement, the Agreement among Underwriters, the Underwriters' Questionnaire submitted to each of the underwriters by the Representatives in connection herewith, the power of attorney executed by each of the Underwriters in favor of Advest, Inc. in connection herewith, the Dealer Agreement and related documents (collectively, the "Underwriting Documents") and the preliminary Blue Sky memorandum relating to the offering prepared by Morgan, Lewis & Bockius LLP, counsel to the Underwriters (collectively with any supplement thereto, the "Preliminary Blue Sky Memorandum"); (ii) the fees, disbursements and expenses of the Company's counsel (including local and special counsel) and accountants in connection with the registration of the Stock under the Securities Act and all other expenses in connection with the preparation and filing of the Registration Statement (including all amendments thereto), any Preliminary Prospectus, the Prospectus and any amendments and supplements thereto, the Underwriting Documents and the Preliminary Blue Sky Memorandum;
(iii) the delivery of copies of the foregoing documents to the Underwriters;
(iv) the filing fees of the Commission and the NASD relating to the Stock; (v) the preparation, issuance and delivery to the Underwriters of any certificates evidencing the Stock, including transfer agent's and registrar's fees; (vi) the qualification of the Stock for offering and sale under state securities and blue sky laws, including filing fees and fees and disbursements of counsel for the Underwriters relating thereto, and in connection with the review of the transactions contemplated hereby by the NASD (such counsel's fees; including fees in connection with the preparation of the Preliminary Blue Sky Memorandum not to exceed $5,000); (vii) any listing of the Stock on the AMEX; (viii) any expenses for travel, lodging and meals incurred by the Company and any of its officers, directors and employees in connection with any meetings with prospective investors in the Stock; and (ix) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; provided that, except as provided in this Section 8 and in Section 13 the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, and the expenses of advertising any offering of the Stock made by the Underwriters, and the Selling Shareholder shall pay the fees and expenses of its counsel and any registration fees payable in connection with its sale of Stock to the Underwriters.

          9. Conditions of Underwriters' Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company, the Selling Shareholder and the Principal Shareholder contained herein, to the performance by the Company, the Selling Shareholder and the Principal Shareholder of their respective obligations hereunder, and to each of the following additional terms and conditions:

               (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

               (b) No Underwriter shall have discovered and disclosed to the Company on or prior to such Delivery Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Morgan, Lewis & Bockius LLP, counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

               (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Stock, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company, the Principal Shareholder and the Selling Shareholder shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

               (d) Hinckley, Allen & Snyder shall have furnished to the Representative and the Selling Shareholder its written opinion, as counsel to the Company and the Principal Shareholder, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representative, to the effect that:

                    (i) The Company and its subsidiary have been duly
               incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly licensed or qualified to do business and are in good standing as foreign corporations in each jurisdiction set forth on a schedule to such counsel's opinion and have all power and authority necessary to own or hold their respective properties and assets and to conduct their businesses as described in the Registration Statement and Prospectus;

                  (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the shares of Stock being delivered on such Delivery Date) have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus, and none of the shares of Stock being delivered on such Delivery Date have been issued in violation of any preemptive rights; all of the issued shares of capital stock of the subsidiary of the Company have been duly and validly authorized and issued and are fully paid, non-assessable and are owned directly by the Company, free and clear of any perfected security interest or, to the knowledge of such counsel, any other lien, encumbrance, equity or claim;

                  (iii) The Warrant Shares have been duly authorized and
               reserved by the Company; the Warrant Shares, when issued and sold pursuant to the Warrants, will be duly and validly issued, outstanding, fully-paid and nonassessable and none of them will have been issued in violation of any preemptive or, to such counsel's knowledge, other similar right binding on the Company;

                  (iv) There are no preemptive or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of the Stock pursuant to the Company's charter or by-laws or any agreement or other instrument known to such counsel;

                    (v) To the knowledge of such counsel, the Principal
               Shareholder has, and immediately prior to the Delivery Date, the Principal Shareholder will have full legal right, power and authority to sell assign, transfer and deliver valid title to the shares of Option Stock to be sold by the Principal Shareholder hereunder on such date, and upon delivery of such shares and payment therefor pursuant hereto, the Underwriters will acquire good and valid title to such shares, free and clear of all liens, encumbrances, equities or claims, assuming they purchase such shares without knowledge of any "Adverse Claim" (as such term is defined in Article 8-302 of the Uniform Commercial Code of the State of New York); and there are no transfer or similar taxes payable under the laws of the State of Rhode Island or the Commonwealth of Massachusetts in connection with the sale and delivery of shares of Stock by the Principal Shareholder to the Underwriters;

                   (vi) To the best of such counsel's knowledge and other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company or its subsidiary is a party or of which any property or assets of the Company or its subsidiary is the subject which, if determined adversely to the Company or its subsidiary, would have a material adverse effect on the consolidated financial position, shareholders' equity, results of operations, business or prospects of the Company and its subsidiary; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                   (vii) The Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission;

                  (viii) The Registration Statement and the Prospectus and any further amendments or supplements thereto made by the Company prior to such Delivery Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations; and, to the best of such counsel's knowledge, the Company has filed all forms, reports and documents required to be filed with the Commission under the Exchange Act;

                   (ix) The statements in the Registration Statement and
               Prospectus, insofar as they are descriptions of or references to statutes, regulations, contracts, agreements or other legal documents, are accurate in all material respects and present or summarize fairly, in all material respects, the information required to be disclosed under the Securities Act or the Rules and Regulations, and there are no statutes, regulations, contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations;

                    (x) The statements (a) in the Prospectus under the captions
               "Description of Capital Stock," "Business-Legal Proceedings," and "Business - Governmental Regulation" and (b) in the Registration Statement in Item 14, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

                    (xi) The Company has full power and authority to enter into, deliver and perform this Agreement and the Warrants and to issue and sell the Stock, the Warrants and the Warrant Shares; this Agreement and the Warrants have been duly authorized, executed and delivered by the Company; the Principal Shareholder has full right, power and authority to enter into this Agreement; and this Agreement has been duly executed and delivered by the Principal Shareholder;

                    (xii) The issue and sale of the shares of Stock and the
               Warrants being delivered on such Delivery Date by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions contemplated hereby or thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or its subsidiary is a party or by which the Company or its subsidiary is bound or to which any of the property or assets of the Company or its subsidiary is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or its subsidiary or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or its subsidiary or any of their properties or assets; and, except for the registration of the Stock, the Warrants and the Warrant Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act, applicable state securities laws, and the rules of the AMEX and the NASD, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement and the Warrants by the Company and the consummation of the transactions contemplated hereby or thereby;

                  (xiii) The execution, delivery and performance of this Agreement by the Principal Shareholder and the consummation by the Principal Shareholder of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Principal Shareholder is a party or by which the Principal Shareholder is bound or to which any of the property or assets of the Principal Shareholder is subject, nor will such actions result in any violation of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Principal Shareholder or the property or assets of the Principal Shareholder; and, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act, applicable state securities laws and the rules of the AMEX and the NASD in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Principal Shareholder and the consummation by the Principal Shareholder of the transactions contemplated hereby;

                   (xiv) To the best of such counsel's knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived or satisfied) to require the Company to include such securities owned by such person in the securities registered pursuant to the Registration Statement;

                    (xv) The Company is not an investment company within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder; and

                    (xvi) To the best of such counsel's knowledge, the Company and its subsidiary have sufficient interest in their real and personal property to permit the operation of a freight railroad as described in the Prospectus.

          In rendering such opinion, such counsel may (i) state that its opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the State of Rhode Island, the laws of the Commonwealth of Massachusetts, the laws of the State of Connecticut and the General Corporation Law of the State of Delaware; and (ii) rely (to the extent such counsel deems proper and specifies in its opinion), as to matters involving the application of railroad regulatory matters and the laws of the State of Connecticut upon the opinion of other counsel of good standing (which may include general counsel for the Company), provided that such other counsel is satisfactory to counsel for the Underwriters and furnishes a copy of its opinion to the Representative and counsel shall state that it believes that both the Underwriters and it are justified in relying upon such opinions. Such counsel shall also have furnished to the Representative a written statement, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Representative, to the effect that (x) such counsel has acted as counsel to the Company in connection with the preparation of the Registration Statement, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead it to believe that the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that such counsel need express no belief regarding the financial statements, the notes and schedules thereto and other financial, statistical or market data contained in the Registration Statement, any amendment thereto, or the Prospectus, or any amendment or supplement thereto). The opinion of counsel for the Company shall include a statement to the effect that it may be relied upon by counsel for the Underwriters in their opinion delivered to the Underwriters. For purposes of rendering such opinion with respect to the Principal Shareholder, Hinckley, Allen & Snyder (and such other counsel as may be required to render an opinion pursuant hereto) may rely as to factual matters on the representations and warranties of the Principal Shareholder set forth herein as if said representations and warranties set forth herein had been set forth in a separate certificate directed to said counsel at and as of each closing hereunder.

               (e) The counsel for the Selling Shareholder shall have furnished to the Representative its written opinion, as counsel to the Selling Shareholder addressed to the Underwriters and dated the such Delivery Date, in form and substance reasonably satisfactory to the Representative, to the effect that:

                    (i) The Selling Shareholder has full right, power and
               authority to enter into this Agreement; the execution, delivery and performance of this Agreement by the Selling Shareholder and the consummation by the Selling Shareholder of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the property or assets of the Selling Shareholder is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Selling Shareholder or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Selling Shareholder or the property or assets of the Selling Shareholder; and, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act, applicable state securities laws and the rules of the AMEX and the NASD in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Selling Shareholder and the consummation by the Selling Shareholder of the transactions contemplated hereby;

                    (ii) This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Shareholder;

                    (iii) To the knowledge of such counsel, the Selling
               Stockholder has, and immediately prior to the First Delivery Date, the Selling Shareholder will have full legal right, power and authority to sell, assign, transfer and deliver valid title to the shares of the Stock to be sold by the Selling Shareholder hereunder on such date; and

                    (iv) Upon delivery of the shares of Stock to be sold
               by the Selling Shareholder under this Agreement and payment therefor pursuant hereto, the Underwriters will acquire good and valid title to such shares, free and clear of all liens, encumbrances, equities or claims, assuming they purchase such shares without knowledge of any "Adverse Claim" (as such term is defined in Article 8-302 of the Uniform Commercial Code of the State of New York) and there are no transfer or similar taxes payable in connection with the sale and delivery of the shares of Stock by the Selling Stockholder to the Underwriters, except as specified in such opinion.

          In rendering such opinion, such counsel may (i) state that its opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the State of Rhode Island and the General Corporation Law of the State of Delaware, (ii) rely (to the extent such counsel deems proper and specifies in its opinion) upon the opinion of the general counsel for the Selling Shareholder, provided, that such other counsel is satisfactory to counsel for the Underwriters and furnishes a copy of its opinion to the Representative and counsel shall state that it believes that both the Underwriters and it are justified in relying upon such opinion and (iii) in rendering the opinion in Section 9(e)(iii) above, rely upon a certificate of the Selling Shareholder (or the representations and warranties of the Selling Shareholder set forth herein as if said representations and warranties set forth herein had been set forth in a separate certificate directed to said counsel at and as of the closing hereunder) in respect of matters of fact as to ownership of and liens, encumbrances, equities or claims on the shares of Stock sold by the Selling Shareholder, provided that such counsel shall furnish copies thereof to the Representative and state that it believes that both the Underwriters and it are justified in relying upon such certificate. The opinion of counsel for the Selling Shareholder shall include a statement to the effect that it may be relied upon by counsel for the Underwriters in their opinion delivered to the Underwriters.

               (f) The Representative shall have received from Morgan, Lewis & Bockius LLP, counsel for the Underwriters, an opinion, dated such Delivery Date, with respect to the issuance and sale of the Stock, the Registration Statement, the Prospectus and other related matters as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as it may reasonably request for the purpose of enabling it to pass upon such matters.

               (g) At the time of execution of this Agreement, the Representative shall have received from Deloitte & Touche LLP, a letter, in form and substance satisfactory to the Representative, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

               (h) With respect to the letter of Deloitte & Touche LLP referred to in the preceding paragraph and delivered to the Representative concurrently with the execution of this Agreement (the "initial letter"), the Company shall have furnished to the Representative a letter (the "bring-down letter") of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

               (i) The Company shall have furnished to the Representative a certificate of the Company, dated such Delivery Date, signed by its Chairman of the Board and its President stating that:

                    (i) The representations, warranties and agreements of the
               Company in Section 1 are true and correct as of such Delivery Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Section 9 have been fulfilled; and

                    (ii) As of the Effective Date, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and since the Effective

               Date, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus.

               (j) The Principal Shareholder shall have furnished to the Representative a certificate dated such Delivery Date stating that the representations, warranties and agreements of the Principal Shareholder contained herein are true and correct as of such Delivery Date and that the Principal Shareholder has complied with all agreements contained herein to be performed by the Principal Shareholder at or prior to such Delivery Date.

               (k) The Selling Shareholder shall have furnished to the Representative on the First Delivery Date a certificate, dated the First Delivery Date, signed by, or on behalf of, the Selling Shareholder stating that the representations, warranties and agreements of the Selling Shareholder contained herein are true and correct as of the First Delivery Date and that the Selling Shareholder has complied with all agreements contained herein to be performed by the Selling Shareholder at or prior to the First Delivery Date.

               (l) (i) Neither the Company nor its subsidiary shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus and (ii) since such date, there shall not have been any change in the capital stock or long-term debt of the Company or its subsidiary or any change, or any development involving a prospective change, in or affecting the consolidated financial position, shareholders' equity, results of operations, business or prospects of the Company and its subsidiary, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

               (m) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the AMEX or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial condition (or the effect of international conditions on the/ financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

               (n) The AMEX has approved the Stock for listing, subject only to official notice of issuance.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

          10.  Indemnification and Contribution.

          (a) The Company, shall indemnify and hold harmless each Underwriter, its officers, directors and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act or the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (B) in any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Stock under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating, defending or preparing to defend against, or appearing as a third-party witness in connection with, any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, or in any

Blue Sky Application, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein or concerning the Selling Shareholder furnished to the Company by or on behalf of the Selling Shareholder specifically for inclusion therein. The Company will not, without the prior written consent of the Representative of the Underwriters, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding (or related cause of action or portion thereof) in respect of which indemnification may be sought hereunder (whether or not any Underwriter is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of each Underwriter from all liability arising out of such claim, action, suit or proceeding (or related cause of action or portion thereof). The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any officer, director, employee or controlling person of that Underwriter.

          (b) The Selling Shareholder shall indemnify and hold harmless each Underwriter, its officers, directors and employees, and each person, if any, who controls any Underwriter within the meaning of the Securities Act or the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact relating to the Selling Shareholder contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state in any Preliminary Prospectus, Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact relating to the Selling Shareholder required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Selling Shareholder furnished to the Company by or on behalf of the Selling Shareholder specifically for inclusion therein, and shall reimburse each Underwriter, its officers and employees and each such controlling person for any legal or other expenses reasonably incurred by that Underwriter, its officers and employees or controlling person in connection with investigating, defending or preparing to defend against, or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Shareholder shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any such amendment or supplement in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein; and provided, further, however, that the indemnity of the Selling Shareholder under this Section 10(b) shall only be effective to the extent of the value (based on the initial public offering price per share) of any such Stock sold by it pursuant to this Agreement. The foregoing indemnity agreement is in addition to any liability which the Selling Shareholder may otherwise have to any Underwriter or any officer, director, employee or controlling person of that Underwriter.

          (c) The Principal Shareholder shall indemnify and hold harmless each Underwriter, its officers, directors and employees, and each person, if any, who controls any

Underwriter within the meaning of the Securities Act or the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact of which the Principal Shareholder has knowledge contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state in any Preliminary Prospectus, Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact of which the Principal Shareholder has knowledge required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter, its officers and employees and each such controlling person for any legal or other expenses reasonably incurred by that Underwriter, its officers and employees or controlling person in connection with investigating, defending or preparing to defend against, or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Principal Shareholder shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any such amendment or supplement in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein; and provided, further, however, that the direct indemnity of the Principal Shareholder under this Section 10(c) shall only be effective if he sells Stock pursuant to this Agreement and then only to the extent of the value (based on the initial public offering price per share) of any such Stock sold by him pursuant to this Agreement. The foregoing indemnity agreement is in addition to any liability which the Principal Shareholder may otherwise have to any Underwriter or any officer, director, employee or controlling person of that Underwriter.

          (d) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its officers and employees, each of its directors (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company), and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, the Selling Shareholder and the Principal Shareholder from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representative by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company, any such director, officer or controlling person, the Selling Shareholder and the Principal Shareholder for any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, the Selling Shareholder or the Principal Shareholder in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer, employee or controlling person.

          (e) Promptly after receipt by an indemnified party under this Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement thereof; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representative shall have the right to employ counsel to represent jointly the Representative and those other Underwriters and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company, the Principal Shareholder or the Selling Shareholder under this Section 10 if, in the reasonable judgment of the Representative, it is advisable for the Representative and those Underwriters, officers, employees and controlling persons to be jointly represented by separate counsel, provided, further, however that the fees and expenses of such separate counsel shall be paid by the Company, the Principal Shareholder or the Selling Shareholder only if the representative shall have been advised by its counsel that representation of the underwriters and such indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them (in which case the indemnifying party shall not have the right to assume to defense of such action, suit or proceeding on behalf of such underwriters, officers, employees and controlling persons). Furthermore, it is understood that the indemnifying parties shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such underwriters, officers, employees and controlling persons not having actual or potential differing interests with the indemnifying party or among themselves, which firm shall be designated in writing by Advest, Inc. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

          (f) If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10(a), 10(b), 10(c) or 10(d) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, the Principal Shareholder and the Selling Shareholder on the one hand and the Underwriters on the other hand from the offering of the Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Principal Shareholder and the Selling Shareholder, on the one hand, and the Underwriters, on the other hand, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Principal Shareholder and the Selling Shareholder on the one hand, and the Underwriters, on the other hand, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses) received by the Company, the Principal Shareholder and the Selling Shareholder, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the shares of the Stock purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the shares of the Stock under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Principal Shareholder, the Selling Shareholder or the

Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Principal Shareholder, the Selling Shareholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10(f) shall be deemed to include, for purposes of this Section 10(f), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(f), (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Stock underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (ii) the Selling Shareholder shall not be required to contribute any amount in excess of the value (based on the initial public offering price) of any Stock sold by it pursuant to this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 10(f) are several in proportion to their respective underwriting obligations and not joint.

          (g) Any losses, claims, damages, liabilities or expenses (including legal) for which an indemnified party is entitled to indemnification or contribution under this Section 10 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred.

          (h) The Underwriters severally confirm and the Company acknowledges that the statements with respect to the public offering of the Stock by the Underwriters set forth in the last paragraph of the cover page of, the legend concerning stabilization on the inside front cover page of and the third, fourth, fifth, sixth, ninth and tenth paragraphs appearing under the caption "Underwriting" in, the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

          11.  Defaulting Underwriters.

          (a) If any Underwriter defaults in its obligation to purchase Stock on either Delivery Date, the Company may in its discretion arrange for the Company or another party or other parties to purchase such Stock on the terms contained herein within thirty-six (36) hours after such default by any Underwriter. In the event that, within the respective prescribed period, the Company notifies the Representative that it has so arranged for the purchase of such Stock, the Company shall have the right to postpone a Delivery Date for a period of not more than seven (7) days in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Representative agrees to file promptly any amendments to the Registration Statement or the Prospectus that in its opinion may thereby be made necessary. The cost of preparing, printing and filing any such amendments shall be paid for by the Underwriters. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Stock. Any action taken under this Section 11 shall not relieve any defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement.

          (b) If, after giving effect to any arrangements for the purchase of the Stock of a defaulting Underwriter or Underwriters by you as provided in
Section 11(a), if any, the aggregate number of such Stock which remains unpurchased does not exceed one-eleventh (1/11) of the aggregate number of Stock to be purchased at such Delivery Date, then the Representative shall have the right to require each non-defaulting Underwriter to purchase the number of shares of Stock which such Underwriter agreed to purchase hereunder at such Delivery Date and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of shares of Stock which such Underwriter agreed to purchase hereunder) of the shares of Stock of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

          12. Termination. The obligations of the Underwriters hereunder may be terminated by the Representative by notice given to and received by the Company and the Selling Shareholder prior to delivery of and payment for the Firm Stock if, prior to that time, any of the events described in Section 9(l) or 9(m), shall have occurred or if the Underwriters shall decline to purchase the Stock for any reason permitted under this Agreement.

          13. Reimbursement of Underwriters' Expenses. If the Company, the Selling Shareholder or the Principal Shareholder shall fail to tender the Firm Stock or the Option Stock, as the case may be, for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Company, the Selling Shareholder, or the Principal Shareholder to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company, the Selling Shareholder, or the Principal Shareholder is not fulfilled (other than Section 9(m) hereof), the Company, or the Selling Shareholder, if the failure, refusal or inability to perform is on the part of the Selling Shareholder, or the Principal Shareholder if the failure, refusal or inability to perform is on the part of the Principal Shareholder, will reimburse the Underwriters for all out-of-pocket expenses (including fees and expenses of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Firm Stock or the Option Stock, as the case may be, and upon demand the Company, the Selling Shareholder or the Principal Shareholder, as the case may be, shall pay the full amount thereof to the Representative; provided, however, that if the Underwriters elect to purchase the Stock from the Company despite the failure, refusal or inability on the part of the Selling Shareholder or the Principal Shareholder, as the case may be, to perform any agreement on its part to be performed, the Selling Shareholder or the Principal Shareholder, as the case may be, shall only reimburse the Underwriters and the Company for the incremental costs incurred by reason of such failure, refusal or inability. If this Agreement is terminated pursuant to Section 11 by reason of the default of one or more Underwriters, the Company, the Selling Shareholder, and the Principal Shareholder shall not be obligated to reimburse any Underwriter on account of those expenses.

          14. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

               (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Advest, Inc., One Rockefeller Plaza, 20th Floor, New York, New York 10020, Attention: Brett A. Chamberlain (Fax: 212-584-4292) (with a copy to Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, NY 10178, Attention:
          Christopher T. Jensen, Esq., Fax: 212-309-6273);

               (b) if to the Company or the Principal Shareholder, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement,
          Attention: Heidi J. Eddins (Fax: 508-795-0748) (with a copy to Hinckley, Allen & Snyder, 1500 Fleet Center, Providence, RI 02903-2393, Attention: Margaret D. Farrell, Esq., Fax: 401-277-9600);

               (c) if to the Selling Shareholder, shall be delivered or sent by mail, telex or facsimile transmission to the Selling Shareholder at the address set forth on Schedule II hereto;

provided, however, that any notice to an Underwriter pursuant to Section 10(e) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representative, which address will be supplied to any other party hereto by the Representative upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company, the Selling Shareholder and the Principal Shareholder shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Advest, Inc., as Representative.

          15. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, the Principal Shareholder, the Selling Shareholder and their respective personal representatives and successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company, the Principal Shareholder and the Selling Shareholder contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and any successor to any Underwriter and
(B) the indemnity agreement of the Underwriters contained in Section 10(d) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          16. Survival; Effective Date. (a) The respective indemnities, representations, warranties and agreements of the Company, the Principal Shareholder, the Selling Shareholder and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Stock and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them. In addition, the respective agreements, covenants, indemnities and other statements set forth in Sections 8, 10 and 13 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

          (b) This Agreement shall become effective: (i) upon the execution and delivery hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Stock may commence, when notification of the effectiveness of the Registration Statement or such post-effective amendment has been received by the Company and the Underwriters. Until such time as this Agreement shall become effective, it may be terminated by the Company, by notifying the Representative or by the Representative, by notifying the Company.

          17. Definition of the Terms "Business Day" and "Subsidiary." For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

          18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York without giving effect to any provisions regarding conflicts of laws.

          19. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

          20. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

          If the foregoing correctly sets forth the agreement among the Company, the Principal Shareholder, the Selling Shareholder and the Underwriters, please indicate your acceptance in the space provided for that purpose below.


                              Very truly yours,

                              PROVIDENCE AND WORCESTER
                                  RAILROAD COMPANY

                              By
                                 ____________________________________________
                                 Name:
                                 Title:



                              ____________________________________________
                              Robert H. Eder, the Principal Shareholder


                              The Selling Shareholder named in Schedule II to this Agreement

                              By
                                 ____________________________________________
                                 Name:
                                 Title:

Accepted as of the date first written above:

Advest, Inc.

For itself and as Representative
of the several Underwriters named
in Schedule I hereto

     By ADVEST, Inc.

     By  _______________________________
         Name:
         Title:

                                   SCHEDULE I


     Number of                                Number of
     Underwriters                              Shares
     ------------                             ---------


     Advest, Inc. . . . . . . . . . . . . . . .



          Total

                                  SCHEDULE II



                                                           Number of Shares
Name and address of the Selling Shareholder                  of Firm Stock
-------------------------------------------               -------------------



     Total.............................................       =========